Bank Loans and Banking Facilities	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Bank Loans and Banking Facilities
12.	Bank Loans and Banking Facilities

The subsidiaries of the Company have credit facilities with various banks representing notes payable, trade acceptances, import facilities, revolving loans and overdrafts. At December 31, 2012 and 2013, these facilities totaled $176,256 and $49,505, of which $161,794 and $49,505 were unused at December 31, 2012 and 2013, respectively. The banking facility at December 31, 2013 will mature in April 2014. Interest rates are generally based on the banks’ usual lending rates in Hong Kong or the PRC and the credit lines are normally subject to annual review. The banking facilities are secured by cross guarantee given by NTISZ together with Zastron Shenzhen or alone.